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                                                                      EXHIBIT 23
                                                                      ----------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated August 12, 1994 included in or incorporated by reference in Delta Air Lines, Inc.'s Annual Report on Form 10-K for the year ending June 30, 1994 into the Company's previously filed Registration Statement File Nos. 2-94541, 33-30454, 33-32618, 33-40190, 33-46663 and 33-50175.


/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
September 23, 1994